UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         -----------------------------

                                    FORM 8-K

                         -----------------------------
                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934
                                  April 1, 2005
                        (Date of earliest event reported)
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                           Quintek Technologies, Inc.
             (Exact name of registrant as specified in its charter)

             CA                         0-29719                 77-0505346
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(State or other jurisdiction    (Commission File Number)      (IRS Employer
     of incorporation)                                      Identification No.)


                 17951 Lyons Circle, Huntington Beach, CA        92647
                 (Address of principal executive offices)     (Zip Code)

        Registrant's telephone number, including area code: 714-848-7741


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

         Information included in this Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). This information may involve known and unknown risks, uncertainties and other factors which may cause the Company's actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe the Company's future plans, strategies and expectations, are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative of these words or other variations on these words or comparable terminology. These forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that any projections included in these forward-looking statements will come to pass. The Company's actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. Except as required by applicable laws, the Company undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

Item 5.02: Departure of Directors or Principal Officers; Appointment of Principal Officers

On April 1, 2005 Quintek Technologies, Inc. ("Quintek") accepted the resignation of Robert Brownell as its President. Mr. Brownell joined Quintek in March of 2004. Subsequently, also on April 1, 2005, Quintek's Board of Directors appointed Robert Steele, Quintek's current Chief Executive Officer and Chairman of its Board of Directors, as acting President of Quintek. Mr. Steele, age 38, has been the Company's Chief Executive Officer, and Chairman of the Board of Directors since January 30, 2003. From 1999 to 2001, Mr. Steele served as the Chief Executive Officer of ibrite, Inc., a mobile information management software company. For nine years, from 1988 through 1998, Mr. Steele served as Corporate Vice President and Chief Technology Officer for CADD Microsystems, Inc., a leading provider of Autodesk Computer Aided Design software, consulting, training and integration services in the Washington, DC Metropolitan Area. Mr. Steele received a Bachelor of Science in Electronic and Computer Engineering from George Mason University in 1988.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 Quintek Technologies, Inc.
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                                 (Registrant)

   April 7, 2005                 /s/   ANDREW HAAG
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       (Date)                    Andrew Haag Chief Financial Officer


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